Exhibit 99.1

European Wax Center Board of Directors Appoints Chris Morris as Chief Executive Officer

Seasoned executive brings more than 25 years of leadership, operational and development expertise across consumer businesses

David Berg to remain a member of the Board of Directors

Company reaffirms fiscal 2024 outlook

PLANO, Texas, December 11, 2024 – European Wax Center, Inc. (NASDAQ: EWCZ) (the “Company” or “European Wax Center”), the leading franchisor and operator of out-of-home waxing services in the United States, today announced that its Board of Directors (the “Board”) has appointed Chris Morris as Chief Executive Officer (CEO) and Chairman of the Board, effective January 8, 2025. Mr. Morris succeeds David Berg, who will step down as CEO. Mr. Berg will remain a member of the Board and work closely with Mr. Morris in this role.

Mr. Morris brings more than 25 years of experience operating, developing and reinvigorating consumer brands, including franchise businesses. Most recently, he was CEO of Dave & Buster’s (NASDAQ: PLAY), an owner and operator of entertainment and dining venues, where he led the opening of 30 new locations and established an international expansion pipeline during his tenure. He previously served as CEO of Main Event, overseeing a period of significant revenue, profitability and unit growth, in addition to its successful 2022 merger with Dave & Buster’s. Prior to Main Event, Mr. Morris served as president of California Pizza Kitchen, where he played a key role in the revitalization of the 32-year-old brand, returning it to positive comparable store sales.

“We are thrilled to welcome Chris Morris as the next CEO of European Wax Center,” said Andrew Crawford, Director and Chair of the Board’s Nominating and Governance Committee. “He is a consumer industry expert with deep experience in unit development, operational execution and brand marketing, and he brings a clear understanding of the needs of local operators. The Board is confident Chris is the right leader to guide European Wax Center through its next chapter.”

“On behalf of the Board, I also want to sincerely thank David Berg for stepping back into this role to lead the Company during a critical transitional period. David acted decisively to position European Wax Center for long-term success, strategically realigning the organization and reallocating resources to its core business,” Crawford added. “The Board looks forward to working closely with both David and Chris.”

“It has been a privilege to serve as CEO of European Wax Center for a second time, and I am excited to partner with Chris as a member of the Board,” said Mr. Berg. “I’ve spent the last four months taking proactive measures to reorient European Wax Center for sustainable long-term growth, and I believe we’ve established a strong foundation for Chris to build upon in the months and years ahead. The Board and I agree that his relevant experience, skill set and strong track record will enable him to unlock our full potential.”

“I am honored and excited to lead European Wax Center during a pivotal time for the Company,” said Mr. Morris. “This is an iconic brand with a one-of-a-kind business model that is well-positioned to capitalize on the significant white space opportunities ahead. I look forward to working with the Board and the entire European Wax Center team to execute our strategy and drive value for our shareholders, franchisees and associates.”

Fiscal 2024 Outlook

The Company is reaffirming its fiscal 2024 outlook previously provided on November 14, 2024.

About Chris Morris

Mr. Morris most recently served as CEO and Board member of Dave & Buster’s since 2022. Prior to its merger with Dave & Buster’s, he was CEO of Main Event from 2018 to 2022. Mr. Morris also previously served as president of California Pizza Kitchen from 2014 to 2018, executive vice president and chief financial officer of On the Border from 2010 to 2014, and chief financial officer of CEC Entertainment, the parent company of Chuck E. Cheese’s, from 2004 to 2010. He holds an MBA from the University of Kansas and a bachelor’s degree from Missouri State University.

About European Wax Center, Inc.

European Wax Center, Inc. (NASDAQ: EWCZ) is the leading franchisor and operator of out-of-home waxing services in the United States. European Wax Center locations perform more than 23 million services per year, providing guests with an unparalleled, professional personal care experience administered by highly trained wax specialists within the privacy of clean, individual waxing suites. The Company continues to revolutionize the waxing industry with its innovative Comfort Wax® formulated with the highest quality ingredients to make waxing a more efficient and relatively painless experience, along with its collection of proprietary products to help enhance and extend waxing results. By leading with its values – We Care About Each Other, We Do the Right Thing, We Delight Our Guests, and We Have Fun While Being Awesome – the Company is proud to be Certified™ by Great Place to Work®. European Wax Center, Inc. was founded in 2004 and is headquartered in Plano, Texas. Its network, which now includes more than 1,000 centers in 45 states, generated sales of $955 million in fiscal 2023. For more information, including how to receive your first wax free, please visit: https://waxcenter.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include but are not limited to European Wax Center, Inc.’s strategy, outlook and growth prospects, including but not limited to statements under the heading “Fiscal 2024 Outlook.” Words including “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” or “would,” or, in each case, the negative thereof or other variations thereon or comparable terminology are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking.

These forward-looking statements are based on current expectations and beliefs. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: the operational and financial results of its franchisees; the ability of its franchisees to enter new markets, select appropriate sites for new centers or open new centers; the effectiveness of the Company’s marketing and advertising programs and the active participation of franchisees in enhancing the value of its brand; the failure of its franchisees to participate in and comply with its agreements, business model and policies; the Company’s and its franchisees’ ability to attract and retain guests; the effect of social media on the Company’s reputation; the Company’s ability to compete with other industry participants and respond to market trends and changes in consumer preferences; the effect of the Company’s planned growth on its management, employees, information systems and internal controls; the Company’s ability to retain of effectively respond to a loss of key executives; a significant failure, interruptions or security breach of the Company’s computer systems or information technology; the Company and its franchisees’ ability to attract, train, and retain talented wax specialists and managers; changes in the availability or cost of labor; the Company’s ability to retain its franchisees and to maintain the quality of existing franchisees; failure of the Company’s franchisees to implement business development plans; the ability of the Company’s limited key suppliers, including international suppliers, and distribution centers to deliver its products; changes in supply costs and decreases in the Company’s product sourcing revenue; the Company’s ability to adequately protect its intellectual property; the Company’s substantial indebtedness; the impact of paying some of the Company’s pre-IPO owners for certain tax benefits it may claim; changes in general economic and business conditions; the Company’s and its franchisees’ ability to comply with existing and future health, employment and other governmental regulations; complaints or litigation that may adversely affect the Company’s business and reputation; the seasonality of the Company’s business resulting in fluctuations in its results of operations; the impact of global crises on the Company’s operations and financial performance; the impact of inflation and rising interest rates on the Company’s business; the Company’s access to sources of liquidity and capital to finance its continued operations and growth strategy and the other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended January 6, 2024 and the Company’s Quarterly Report on Form 10-Q for the period ended October 5, 2024, each filed with the Securities and Exchange Commission (the “SEC”), as such factors may be updated from time to time in its other filings with the SEC, accessible on the SEC’s website at www.sec.gov and Investors Relations section of the Company’s website at www.waxcenter.com. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any forward-looking statement that the Company makes in this press release speaks only as of the date of such statement. Except as required by law, the Company does not have any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact

European Wax Center, Inc.

Bethany Johns

Bethany.Johns@myewc.com

469-270-6888

Media Contact

Edelman Smithfield

Josh Hochberg & Ashna Vasa

EWCIR@edelman.com

Zeno Group

Shannon Powell

shannon.powell@zenogroup.com

312-752-6851